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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 April 28, 2003
                Date of Report (Date of earliest event reported)


                           HORIZON HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                       1-13626              75-2293354
(State or other jurisdiction           (Commission           (IRS Employer
      of incorporation)                File Number)        Identification No.)

                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011
              (Address of principal executive offices and zip code)



                                 (972) 420-8200
                         (Registrant's telephone number,
                              including area code)


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ITEM 5. OTHER EVENTS

The Company announced on April 28, 2003 the death of James W. McAtee, President and CEO, and that James K. Newman, Chairman of the Company (Age 59) would resume responsibility as President and CEO, the position he held from 1989 to 1998. A copy of the press release issued by the Company is attached as an exhibit to this report.


ITEM 7.  EXHIBITS

(a)  Exhibit 99.1 - Press Release dated April 28, 2003






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HORIZON HEALTH CORPORATION

Date:    April 28, 2003                 By:  /s/ Ronald C. Drabik
                                             ----------------------------------

                                             Ronald C. Drabik
                                             Senior Vice President, Finance and
                                             Administration





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